                                                                     Exhibit 4.1


016570| 003590|127C|RESTRICTED||4|057-423

 COMMON STOCK                                           COMMON STOCK

PAR VALUE $0.01                              THIS CERTIFICATE IS TRANSFERABLE IN
                                               CANTON, MA, OR JERSEY CITY, NJ

CERTIFICATE
   NUMBER                                                                SHARES
ZQ 000412                     EPIX Pharmaceuticals                   **600620******
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   ***600620*****
                                                                     ****600620****
                                                                     *****600620***
                                                                     ******600620**

THIS CERTIFIES THAT   MR. SAMPLE & MRS. SAMPLE &   CUSIP 26881Q 30 9
                      MR. SAMPLE & MRS. SAMPLE     SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS

is the owner of       *** SIX HUNDRED THOUSAND
                      SIX HUNDRED AND TWENTY***

            FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $0.01 PER SHARE, OF

EPIX PHARMACEUTICALS, INC. (THE "CORPORATION"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and held subject to laws of the State of Delaware and to the provisions of the Certificate of Incorporation and By-Laws of the Corporation, each as now in effect or hereafter amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and sealed with the facsimile seal of the Corporation.

                                            (SEAL OF EPIX       DATED <<Month Day, Year>>
                                        PHARMACEUTICALS INC.)
/s/ Illegible                            (CORPORATE DELAWARE    COUNTERSIGNED AND REGISTERED:
-------------------------------------           1988)           COMPUTERSHARE TRUST COMPANY, N.A.
President                                                       TRANSFER AGENT AND REGISTRAR,


/s/ Illegible                                                   By
-------------------------------------                              -------------------------------------
Treasurer and Chief Financial Officer                              AUTHORIZED SIGNATURE

                        SECURITY INSTRUCTIONS ON REVERSE

                                           CUSIP                                XXXXXX XX X
                                           HOLDER ID                             XXXXXXXXXX
EPIX Pharmaceuticals                       INSURANCE VALUE                     1,000,000.00
                                           NUMBER OF SHARES                          123456
PO BOX 43004, PROVIDENCE, RI 02940-3004    DTC                     12345678 123456789012345

                                           CERTIFICATE NUMBERS     NUM/NO.   DENOM.   TOTAL
                                           -------------------     -------   ------   -----
MR A SAMPLE                                1234567890/1234567890      1         1       1
DESIGNATION (IF ANY)                       1234567890/1234567890      2         2       2
ADD 1                                      1234567890/1234567890      3         3       3
ADD 2                                      1234567890/1234567890      4         4       4
ADD 3                                      1234567890/1234567890      5         5       5
ADD 4                                      1234567890/1234567890      6         6       6
                                           TOTAL TRANSACTION                            7

EPIX PHARMACEUTICALS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON
WRITTEN REQUEST WITHOUT CHARGE A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER
SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES
AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                          UNIF GIFT MIN ACT -            Custodian
                                                                            ----------           ----------
                                                                              (Cust)               (Minor)
TEN ENT - as tenants by the entireties                                 under Uniform Gifts to Minors Act
                                                                                                         ----------
                                                                                                           (State)
JT TEN  - as joint tenants with right of survivorship   UNIF TRF MIN ACT                     Custodian (until age      )
          and not as tenants in common                                   --------------------                     -----  ----------
                                                                                (Cust)                                     (Minor)
                                                                       under Uniform Transfers to Minors Act
                                                                                                             ----------
                                                                                                               (State)
          Additional abbreviations may also be used though not in the above list.

                                                              PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

                                                              ---------------------------------------------------------------------
For value received,                             hereby sell, assign and transfer unto
                    ----------------------------

-----------------------------------------------------------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Shares
----------------------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                           Attorney
--------------------------------------------------------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:                                           20                           Signature(s) Guaranteed: Medallion Guarantee Stamp
       ------------------------------------------  --------------------    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                                                                           GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and
                                                                           Loan Associations and Credit Unions) WITH MEMBERSHIP IN
Signature:                                                                 AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
           ------------------------------------------------------------    PURSUANT TO S.E.C. RULE 17Ad-15.


Signature:
           ------------------------------------------------------------
           Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate,
                   in every particular, without alteration or
                   enlargement, or any change whatever.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER, DO NOT EXCEPT WITHOUT NOTING
WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK